VANGUARD(R)EQUITY INCOME FUND

SEMIANNUAL REPORT * MARCH 31, 2002

STOCK

[PHOTO OF SHIP]

[THE VANGAURD GROUP(R) LOGO]

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                  1
Report from the Advisers                                  5
Fund Profile                                              8
Glossary of Investment Terms                              9
Performance Summary                                      10
Financial Statements                                     11
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Equity Income Fund posted a solid six-month return of 9.5%, but it underperformed its comparative measures.

* Stocks in general and technology stocks in particular enjoyed a strong rebound during the six months. Large-cap value stocks, however, did not keep pace with other market segments.

* With only 1% of its assets in tech stocks--few of which pay dividends--the Equity Income Fund lagged the broad market. Letter from the Chairman

Fellow Shareholder,

Stocks rebounded during the six months ended March 31, 2002, but large-cap value stocks lagged the rest of the market. In this environment, VANGUARD(R) EQUITY INCOME FUND earned 9.5%--a solid result, but lower than the returns of your fund's comparative measures.

     The table below shows the total returns (capital change plus reinvested dividends) for your fund; the average equity income mutual fund; the Russell 1000 Value Index; and the overall U.S. stock market, as represented by the Wilshire 5000 Total Market Index.

----------------------------------------------------
TOTAL RETURNS                       SIX MONTHS ENDED
                                      MARCH 31, 2002
----------------------------------------------------
VANGUARD EQUITY INCOME FUND
  Investor Shares                               9.5%
  Admiral Shares                                9.5
Average Equity Income Fund*                    10.3
Russell 1000 Value Index                       11.8
Wilshire 5000 Index                            13.5
----------------------------------------------------
*Derived from data provided by Lipper Inc.

     Changes in the fund's net asset values and per-share distributions are shown in the table on page 4.

IN THE MARKETS: STOCKS ROSE,
BONDS SAGGED

The broad U.S. stock market rallied during the semiannual period as investors recovered from the shock of the September 11 terrorist attacks. Small-capitalization stocks led the rebound, returning a stellar 25.9% (as measured by the Russell 2000 Index). Mid-cap stocks recorded similar gains. Large-cap stocks, which account for roughly 90% of the market's total capitalization, returned 11.9% (as measured by the Russell 1000 Index).

     Growth and value stocks in each size range provided similar results during the half-year. Among large-cap stocks, for example, growth-oriented shares--those that command high prices in relation to their earnings or book values--gained 12.2%. Large-cap value stocks returned 11.8%. The most pronounced difference in returns by investment style occurred among small-caps: Small-cap value stocks returned 27.9%, while small-cap growth stocks returned 23.7%.

ECONOMIC GROWTH RESUMED

The rising stock market reflected economic improvement. The economy, after shrinking for the first time in a decade in the third quarter of 2001, expanded in the final three months of the year. Real (inflation-adjusted) gross domestic product grew at an annual rate of 1.7%. By one business group's estimate, the production of goods and services may have hit its low point in November. If so, the Conference Board said, the recession that officially began in March 2001

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2002
                                                 -------------------------------
                                                      SIX        ONE        FIVE
                                                   MONTHS       YEAR      YEARS*
STOCKS
--------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)                     11.9%       0.9%       10.3%
Russell 2000 Index (Small-caps)                     25.9       14.0         9.5
Wilshire 5000 Index (Entire market)                 13.5        2.5         9.8
MSCI EAFE Index (International)                      7.5       -8.5         1.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                          0.1%       5.4%        7.6%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index                  0.1        3.5         6.2
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                           1.1        3.1         4.8
================================================================================
CPI
Consumer Price Index                                 0.3%       1.5%        2.2%
--------------------------------------------------------------------------------
*Annualized.

would have been "the mildest in U.S. history."

     The Federal Reserve Board provided considerable fuel for the economic recovery. The central bank lowered its target for short-term interest rates three times during the six-month period. The final reduction left the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--at a 40-year low of 1.75%. Inflation remained dormant, making the Fed's aggressive action possible. After-tax corporate profits, however, were nearly 11% lower in the fourth quarter of 2001 than they had been one year earlier.

BONDS STRUGGLED

Bonds did not welcome the economic recovery. The Lehman Brothers Aggregate Bond Index, a measure of the entire taxable investment-grade U.S. bond market, returned a slight 0.1%, as falling prices almost fully offset interest payments.

     Bond prices fell because interest rates rose, except for those on very short-term money market securities. (Indeed, money market investors found themselves looking at some of the lowest returns in years owing to the Fed's rate-cutting, which pushed the yield of the 3-month Treasury bill down 59 basis points to 1.78% as of March 31.) The divergent moves of bond and money market yields were due at least in part to investors' expectation of future Fed rate hikes. The yield of the 10-year Treasury note surged 81 basis points to end the period at 5.40%.

YOUR FUND SHOWED STRONG GAINS IN MOST SECTORS

In absolute terms, the Equity Income Fund enjoyed a solid fiscal half-year. Your fund had modest declines in only two market sectors--health care and utilities, a group that includes the troubled telecommunications industry--and strong double-digit gains in all other sectors. However, the fund's overall return of 9.5% lagged those of its comparative measures and was 4 percentage points below the return of the broad U.S. stock market.

     A primary objective of your fund is to generate income. The fund does this by concentrating the bulk of its assets in dividend-producing stocks, typically large-cap value stocks with above-average yields. This orientation--while advanta geous during growth stocks' steep downturn of the previous two years--was a drawback during the recent 6-month period, when growth outpaced value among large-cap stocks and small-caps performed best of all.

--------------------------------------------------------------------------------
The Equity Income Fund's performance suffered relative to the broad market primarily because of its tiny stake in the technology sector.
--------------------------------------------------------------------------------

     The Equity Income Fund's performance suffered relative to the broad market (and, to a lesser degree, relative to its average peer) primarily because of its tiny stake in the technology sector, which bounced back strongly. The tech-heavy Nasdaq Composite Index, for example, returned 23.7% for the six months. Your fund's tech shares--while earning a solid 15%--constituted, on average, only about 1% of the fund's assets. Tech stocks make up about 15% of the broad market, but your fund owns few of them because most have low or no dividend yields.

     For more information on the fund's performance and individual securities, please see the Report from the Advisers on page 5. As you know, the Equity Income Fund has three investment advisers, each employing different strategies to achieve the same objective. The table below shows the proportion of fund assets managed by each adviser as of March 31, 2002. For the record, your fund's yield on that date stood at 2.04% for Investor Shares and 2.09% for Admiral(TM) Shares.

OUR COMPETITIVE ADVANTAGE: LOW COSTS

As noted earlier, the fund's return was a bit behind that of its average competitor for the six months. Over the long run, however, we are confident of our ability to build on the performance advantage provided by Vanguard's low costs. The expense ratio (annualized costs as a percentage of average net assets) for your fund's Investor Shares is only 0.47%--about one-third of the 1.39% average for the fund's peer group. Our Admiral Shares have an even lower expense ratio of 0.39%. This means that the average competing fund must generate a gross return almost 1 percentage point higher than ours to match our return after expenses. Higher costs are an extra hurdle that our competitors must endeavor to overcome year in and year out.

--------------------------------------------------------------------
FUND ASSETS MANAGED                                   MARCH 31, 2002
                                      ------------------------------
                                           $ MILLION      PERCENTAGE
--------------------------------------------------------------------
Newell Associates                             $1,247             47%
Wellington Management
  Company, llp                                   752             28
John A. Levin & Company, Inc.                    503             19
Cash Investments*                                149              6
--------------------------------------------------------------------
Total                                         $2,651            100%
--------------------------------------------------------------------
* This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks; each adviser also may maintain a modest cash position.


IN SUMMARY

The economy and the financial markets seem to have improved over the past six months. However, just as no one could have foreseen all that transpired in the past two years, no one can predict what will happen in the financial markets in the future. For this reason, we advocate maximizing what you can control by keeping investment costs down and maintaining an investment mix that is appropriate for your financial situation, time horizon, and risk tolerance. Holding fast to a low-cost, diversified portfolio through both calm and turbulent times helps stack the odds in your favor for reaching your long-term financial goals. Thank you for entrusting your hard-earned money to us.


Sincerely,


/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 11, 2002





--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: SEPTEMBER 30, 2001-MARCH 31, 2002

                                                               DISTRIBUTIONS
                                                                 PER SHARE
                                                           ---------------------
                                   STARTING       ENDING      INCOME     CAPITAL
                                SHARE PRICE  SHARE PRICE   DIVIDENDS       GAINS
--------------------------------------------------------------------------------
VANGUARD EQUITY INCOME FUND
  Investor Shares                    $22.22       $23.42      $0.250     $0.600
  Admiral Shares                      46.57        49.10       0.548      1.258
--------------------------------------------------------------------------------

REPORT FROM THE ADVISERS

During the first half of its fiscal year, Vanguard Equity Income Fund earned a 9.5% total return, trailing both the average equity income fund (+10.3%) and the Russell 1000 Value Index (+11.8%).

THE INVESTMENT ENVIRONMENT

The stock market rebounded dramatically from the three-year low reached on September 21, 2001, in the first week of trading after the terrorist attacks. A strong rally in beleaguered technology stocks was the primary force behind these gains, which extended through year-end. However, the market pulled back during the first three months of 2002.

     The U.S. economy apparently has recovered from the recession earlier than expected, thanks to strong consumer spending, increased government expenditures, and fast action by businesses to reduce inventories. The Federal Reserve Board provided the economy with a high level of liquidity, which was largely responsible for this rapid recovery.

Although the stock market has made considerable headway since September, investors should not necessarily expect clear sailing from here. Overcapacity continues to be a concern in a number of areas, including the technology and telecommunications sectors. If economic growth is fast enough to cause worry about inflation, the Fed may push up interest rates and reduce the growth of money supply to the economy. This, in turn, could hurt corporate earnings and dampen enthusiasm for stocks.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisers believe that a fund made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund. (A table showing significant portfolio changes is on the next page.)
--------------------------------------------------------------------------------

OUR SUCCESSES

Financial services, petroleum, household products, food, tobacco, and basic-materials stocks contributed significantly to performance in the six months ended March 31. Financial services stocks benefited from low short-term interest rates and from firmer securities markets. Oil prices rose in response to higher energy prices, which were bolstered by improved economic activity and indications that major oil-producing countries would succeed at controlling supplies for the remainder of the year. Investors moved into defensive food and household products stocks that are supported by steady consumer spending.

OUR SHORTFALLS

Telecommunications stocks (including SBC Communications, Sprint PCS, and Verizon Communications), and health care issues (notably Bristol-Myers Squibb) hurt the fund's performance during the first half of the fiscal year.

     Telecommunications stocks fell on news of weak earnings and fierce price competition. A number of pharmaceutical stocks were hurt by concern about new competition from generic versions of big-selling drugs and about a dwindling flow of prospective blockbuster drugs. Also, the Equity Income Fund's performance relative to the benchmark Russell 1000 Value Index was hurt by our underweighted positions in the financial services, consumer discretionary, and technology sectors. Some of the strongest performers in these groups during the past six months were not in our portfolio because they do not pay meaningful dividends--an important criterion for the Equity Income Fund.


The Fund's Positioning

The fund invests in the stocks of well-established companies, many of which are long-standing success stories in their industries. Our holdings are well diversified across industry groups, with the largest concentrations in such core industries as petroleum, telephone, health care, banks, and food. We've attempted to position the fund to provide long-term returns that are competitive with those of the overall stock market but are achieved with less short-term volatility. Dividend income remains an important consideration in managing the fund.


Newell Associates
Wellington Management Company, llp
John A. Levin & Company, Inc.

April 11, 2002






(A Table showing significant portfolio changes is on the next page.)

ADDITIONS
--------------------------------------------------------------------------------
PORTFOLIO CHANGES                               SIX MONTHS ENDED MARCH 31, 2002
                              COMMENTS
--------------------------------------------------------------------------------

Bristol-Myers Squibb          We purchased more after the stock's  price dropped
                              due  to  disappointing  clinical  trials for a new
                              drug.  The  company's  pipeline of potential drugs
                              remains attractive.
--------------------------------------------------------------------------------
Koninklijke Philips           This  company  has  strong  fundamentals  and  was
Electronics*                  selling at an attractive price.
--------------------------------------------------------------------------------
PNC Financial Services        Undervalued relative to similar companies.
--------------------------------------------------------------------------------
Wells Fargo                   Its price fell due to credit-quality concerns, but
                              the company has adequate reserves for its problem
                              loans.
--------------------------------------------------------------------------------
Merck                         Its  decision  to  spend more on research may hurt
                              short-term  earnings,  but  recent  weakness  gave
                              long-term  investors  an  opportunity  to  buy the
                              stock at reasonable valuations.
REDUCTIONS
================================================================================
First Data**                  Sold  to  lock  in  profits  from  this  financial
                              services company.
--------------------------------------------------------------------------------
IMC Global**                  Its  price  had risen, lowering the dividend yield
                              from this phosphate-maker.
--------------------------------------------------------------------------------
Hubbell**                     Deteriorating     fundamentals      plague    this
                              electric-product manufacturer.
--------------------------------------------------------------------------------
Baxter International          We  sold  after  investor  optimism  pushed up the
                              price of this health care stock.
--------------------------------------------------------------------------------
*New holding in portfolio.
**Eliminated from portfolio.
                                                                     See page 11
                                                                  for a complete
                                                                  listing of the
                                                                FUND'S HOLDINGS.

FUND PROFILE                                                AS OF MARCH 31, 2002
 FOR EQUITY INCOME FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

-------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                          BEST       WILSHIRE
                              FUND        FIT*           5000
-------------------------------------------------------------
Number of Stocks               167         692          5,948
Median Market Cap           $33.6B      $31.0B         $32.8B
Price/Earnings Ratio         25.3x       24.4x          32.6x
Price/Book Ratio              2.9x        2.6x           3.3x
Yield                                     2.0%           1.3%
  Investor Shares             2.0%
  Admiral Shares              2.1%
Return on Equity             21.0%       20.1%          22.0%
Earnings Growth Rate          8.3%        8.3%          12.5%
Foreign Holdings              5.5%        0.0%           0.0%
Turnover Rate                20%**          --             --
Expense Ratio
  Investor Shares          0.47%**          --             --
  Admiral Shares           0.39%**          --             --
Cash Investments              2.4%          --             --
-------------------------------------------------------------

----------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

ExxonMobil Corp.                          3.9%
  (oil)

Verizon Communications Inc.               2.7
  (telecommunications)

ChevronTexaco Corp.                       2.4
  (oil)

Bank of America Corp.                     1.9
  (banking)

SBC Communications Inc.                   1.8
  (telecommunications)

BP PLC ADR                                1.7
  (oil)

Bristol-Myers Squibb Co.                  1.6
  (pharmaceuticals)

Kimberly-Clark Corp.                      1.6
  (consumer products)

BellSouth Corp.                           1.6
  (telecommunications)

Philip Morris Cos., Inc.                  1.5
  (tobacco)
----------------------------------------------
Top Ten                                  20.7%
----------------------------------------------

---------------------------------------------------------
VOLATILITY MEASURES
                              BEST               WILSHIRE
                      FUND    FIT*     FUND          5000
---------------------------------------------------------
R-Squared             0.92    1.00     0.20          1.00
Beta                  0.86    1.00     0.36          1.00
---------------------------------------------------------

----------------------------------
INVESTMENT FOCUS

STYLE                        VALUE
MARKET CAP                   LARGE
----------------------------------

-----------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                              BEST       WILSHIRE
                                  FUND        FIT*           5000
-----------------------------------------------------------------
Auto & Transportation             2.1%        3.7%           2.3%
Consumer Discretionary            7.8        10.8           15.0
Consumer Staples                  8.8         6.8            6.9
Financial Services               23.6        31.7           21.0
Health Care                      10.5         5.4           13.9
Integrated Oils                  11.7         8.8            3.8
Other Energy                      2.7         1.4            2.2
Materials & Processing            7.0         5.5            3.5
Producer Durables                 3.9         4.0            3.9
Technology                        1.0         5.6           15.1
Utilities                        17.8        14.0            7.3
Other                             3.1         2.3            5.1
-----------------------------------------------------------------

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*Russell 1000 Value Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF MARCH 31, 2002
  FOR EQUITY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) SEPTEMBER 30, 1991-MARCH 31, 2002






--------------------------------------------------------------------------------
*Six months ended March 31, 2002.
Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
                                                               TEN YEARS
                                        ONE     FIVE ---------------------------
                      INCEPTION DATE   YEAR    YEARS  CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
EQUITY INCOME FUND
  Investor Shares          3/21/1988  6.47%   11.39%    9.75%     3.74%   13.49%
  Admiral Shares           8/13/2001  2.63*       --       --        --       --
--------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
  MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
EQUITY INCOME FUND                              SHARES                   (000)
------------------------------------------------------------------------------
COMMON STOCKS (91.8%)(1)
------------------------------------------------------------------------------
Auto & Transportation (1.9%)
  Ford Motor Co.                        $      826,639           $      13,631
  The Goodyear Tire & Rubber Co.               333,100                   8,517
  Union Pacific Corp.                          121,900                   7,575
  Genuine Parts Co.                            201,846                   7,422
  Norfolk Southern Corp.                       264,258                   6,326
  CSX Corp.                                    164,200                   6,258
  Visteon Corp.                                 34,630                     573
                                                                 -------------
                                                                 $      50,302
                                                                 -------------
CONSUMER DISCRETIONARY (7.1%)
  Kimberly-Clark Corp.                         665,175                  43,004
  May Department Stores Co.                    689,804                  24,040
* KPMG Consulting Inc.                         692,200                  13,982
  Gillette Co.                                 364,400                  12,393
  The Stanley Works                            259,700                  12,011
  Tribune Co.                                  215,400                   9,792
* Accenture Ltd.                               316,000                   8,437
  Avon Products, Inc.                          150,600                   8,181
  McDonald's Corp.                             276,600                   7,676
  The McGraw-Hill Cos., Inc.                   105,000                   7,166
  Sears, Roebuck & Co.                         135,129                   6,928
  The Walt Disney Co.                          299,400                   6,910
  J.C. Penney Co., Inc. (Holding Company)      326,580                   6,763
  Whirlpool Corp.                               84,400                   6,376
  Newell Rubbermaid, Inc.                      147,300                   4,708
  Gannett Co., Inc.                             53,800                   4,094
  Eastman Kodak Co.                            129,224                   4,028
  International Flavors & Fragrances, Inc.      68,300                   2,388
                                                                 -------------
                                                                 $     188,877
                                                                 -------------
CONSUMER STAPLES (8.1%)
  Philip Morris Cos., Inc.                     774,550                  40,796
  Procter & Gamble Co.                         400,300                  36,063
  PepsiCo, Inc.                                439,740                  22,647
  H.J. Heinz Co.                               533,140                  22,125
  Anheuser-Busch Cos., Inc.                    401,400                  20,953
  Sara Lee Corp.                               754,000                  15,653
  The Coca-Cola Co.                            207,600                  10,849
  General Mills, Inc.                          160,600                   7,845
  Kellogg Co.                                  209,100                   7,019
  Albertson's, Inc.                            209,800                   6,953
  The Clorox Co.                               116,900                   5,100
  ConAgra Foods, Inc.                          193,600                   4,695
  Hershey Foods Corp.                           66,800                   4,578
  UST, Inc.                                    112,900                   4,395
  Campbell Soup Co.                            156,200                   4,186
                                                                 -------------
                                                                 $     213,857
                                                                 -------------
FINANCIAL SERVICES (21.6%)
  Bank of America Corp.                        759,423                  51,656
  PNC Financial Services Group                 540,094                  33,210
  Washington Mutual, Inc.                      868,465                  28,772
  XL Capital Ltd. Class A                      303,200                  28,304
  J.P. Morgan Chase & Co.                      759,545                  27,078
  Wells Fargo Co.                              525,465                  25,958

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
EQUITY INCOME FUND                              SHARES                   (000)
------------------------------------------------------------------------------
  Marsh & McLennan Cos., Inc.           $      228,600           $      25,772
  The Hartford Financial Services
   Group Inc.                                  364,000                  24,796
  Wachovia Corp.                               661,400                  24,525
  St. Paul Cos., Inc.                          508,733                  23,325
  Ace, Ltd.                                    497,400                  20,742
  Bank One Corp.                               483,222                  20,189
  U.S. Bancorp                                 856,956                  19,342
  The Chubb Corp.                              248,901                  18,195
  FleetBoston Financial Corp.                  505,599                  17,696
  CIGNA Corp.                                  169,500                  17,186
  UnumProvident Corp.                          570,100                  15,923
  National City Corp.                          477,300                  14,682
  Aon Corp.                                    377,800                  13,223
  KeyCorp                                      475,970                  12,685
  Lincoln National Corp.                       249,900                  12,677
  American International Group, Inc.           159,021                  11,472
  The Bank of New York Co., Inc.               257,200                  10,808
  Citigroup, Inc.                              207,966                  10,298
  Morgan Stanley Dean Witter & Co.             170,300                   9,760
  Mellon Financial Corp.                       224,400                   8,660
  Merrill Lynch & Co., Inc.                    153,632                   8,508
  Archstone-Smith Trust REIT                   263,800                   7,067
  Fannie Mae                                    81,800                   6,534
  SAFECO Corp.                                 169,500                   5,431
  Sun Communities, Inc. REIT                   134,100                   5,270
* Prudential Financial, Inc.                   161,000                   4,999
  Arthur J. Gallagher & Co.                    150,000                   4,916
  Equity Office Properties Trust REIT           95,300                   2,858
* The Principal Financial Group                 54,100                   1,369
                                                                 -------------
                                                                 $     573,886
                                                                 -------------
HEALTH CARE (9.6%)
  Bristol-Myers Squibb Co.                   1,079,200                  43,697
  Merck & Co., Inc.                            628,700                  36,201
  Pharmacia Corp.                              766,700                  34,563
  Wyeth                                        441,900                  29,011
  GlaxoSmithKline PLC ADR                      469,604                  22,071
  Johnson & Johnson                            307,600                  19,979
  Abbott Laboratories                          342,100                  17,994
  Eli Lilly & Co.                              216,300                  16,482
  Schering-Plough Corp.                        461,000                  14,429
  Aetna Inc.                                   303,500                  11,782
  Baxter International, Inc.                   129,018                   7,679
* Zimmer Holdings, Inc.                         47,330                   1,612
                                                                 -------------
                                                                 $     255,500
                                                                 -------------
INTEGRATED OILS (10.8%)
  ExxonMobil Corp.                           2,341,164                 102,613
  ChevronTexaco Corp.                          711,660                  64,242
  BP PLC ADR                                   866,786                  46,026
  Royal Dutch Petroleum Co. ADR                384,900                  20,908
  Conoco Inc.                                  473,000                  13,802
  Shell Transport & Trading Co. ADR            248,300                  10,995
  Unocal Corp.                                 254,300                   9,905
  Petrol Brasil ADR                            263,000                   6,557
  Phillips Petroleum Co.                        97,100                   6,098
  Marathon Oil Corp.                           150,100                   4,323
                                                                 -------------
                                                                 $     285,469
                                                                 -------------
OTHER ENERGY (2.5%)
  El Paso Corp.                                486,600                  21,425
  Burlington Resources, Inc.                   328,000                  13,150
  IHC Caland NV                                200,000                  10,111
* Reliant Resources, Inc.                      583,400                   9,865
  Schlumberger Ltd.                             89,800                   5,282
  Baker Hughes, Inc.                           137,800                   5,271
                                                                 -------------
                                                                 $      65,104
                                                                 -------------
MATERIALS & Processing (6.4%)
  Dow Chemical Co.                           1,222,437                  39,998
  E.I. du Pont de Nemours & Co.                714,127                  33,671
  Weyerhaeuser Co.                             487,700                  30,657
  Alcoa Inc.                                   507,500                  19,153
  International Paper Co.                      317,252                  13,645
  Eastman Chemical Co.                         184,200                   8,987
  Ashland, Inc.                                187,800                   8,547
  PPG Industries, Inc.                         131,200                   7,204
  Archer-Daniels-Midland Co.                   322,000                  4,485
  United States Steel Corp.                    135,000                   2,450
* Crown Cork & Seal Co., Inc.                  125,000                   1,119
                                                                 -------------
                                                                 $     169,916
                                                                 -------------
PRODUCER DURABLES (3.6%)
  Caterpillar, Inc.                            589,864                  33,534
  Emerson Electric Co.                         311,559                  17,880
  Deere & Co.                                  298,146                  13,581
  Koninklijke (Royal) Philips
   Electronics NV                              432,800                  13,079
  Pitney Bowes, Inc.                           155,700                   6,664
  The Boeing Co.                               111,200                   5,365
* Xerox Corp.                                  279,200                   3,001
  Lockheed Martin Corp.                         16,800                     967
* Imagistics International Inc.                  9,756                    155
                                                                 -------------
                                                                 $      94,226
                                                                 -------------
TECHNOLOGY (0.9%)
  Hewlett-Packard Co.                          722,200                  12,956
  International Business
    Machines Corp.                              85,100                   8,850
  Rockwell Automation, Inc.                     89,000                   1,785
                                                                 -------------
                                                                 $      23,591
                                                                 -------------
UTILITIES (16.3%)
  Verizon Communications Inc.                1,539,757                  70,290
  SBC Communications Inc.                    1,307,073                  48,937
  BellSouth Corp.                            1,152,504                  42,481

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                SHARES                   (000)
------------------------------------------------------------------------------
  SCANA Corp.                           $      833,600           $      25,508
  Southern Co.                                 695,610                  18,427
  Questar Corp.                                671,900                  17,275
  FirstEnergy Corp.                            450,100                  15,564
  FPL Group, Inc.                              259,535                  15,455
  Exelon Corp.                                 271,000                  14,355
  Constellation Energy Group, Inc.             420,600                  12,976
  NICOR Inc.                                   276,200                  12,581
  AT&T Corp.                                   783,852                  12,306
  National Fuel Gas Co.                        470,600                  11,459
  Progress Energy, Inc.                        209,700                  10,493
  DTE Energy Co.                               225,600                  10,265
  Duke Energy Corp.                            271,004                  10,244
  Dominion Resources, Inc.                     154,481                  10,066
  KeySpan Corp.                                262,700                   9,560
* Sprint PCS                                   922,600                   9,494
  TXU Corp.                                    132,796                   7,239
  Sprint Corp.                                 378,200                   5,783
  Western Resources, Inc.                      322,800                   5,536
  Pinnacle West Capital Corp.                  113,700                   5,156
  Consolidated Edison Inc.                     120,400                   5,046
  Allegheny Energy, Inc.                       120,300                   4,974
  American Electric Power Co., Inc.            100,660                   4,639
  ScottishPower PLC ADR                        182,845                   3,739
  Xcel Energy, Inc.                            147,000                   3,726
* Edison International                         155,740                   2,609
* AT&T Wireless Services Inc.                  252,243                   2,258
  Qwest Communications
   International Inc.                          248,887                   2,046
* Mirant Corp.                                 137,936                   1,993
  Potomac Electric Power Co.                    28,300                     661
                                                                 -------------
                                                                 $     433,141
                                                                 -------------
OTHER (3.0%)

  Minnesota Mining & Manufacturing Co.         244,107                  28,075
  General Electric Co.                         671,100                  25,133
  Tyco International Ltd.                      269,300                   8,704
  Honeywell International Inc.                 167,162                   6,397
  Fortune Brands, Inc.                         126,731                   6,257
  Textron, Inc.                                102,300                   5,228
                                                                 -------------
                                                                 $      79,794
                                                                 -------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $1,710,429)                                              $   2,433,663
------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK
------------------------------------------------------------------------------
Crown Castle International Corp.
  6.25% Cvt. Pfd.
  (Cost $888)                                   19,800                     356
------------------------------------------------------------------------------
                                                             FACE       MARKET
                                                           AMOUNT       VALUE*
                                                            (000)        (000)
------------------------------------------------------------------------------
CONVERTIBLE BONDS (0.3%)
------------------------------------------------------------------------------
Hewlett Packard Co. Cvt.
(2) 0.00%, 10/14/2017                                 $     6,750        3,302
Incyte Genomics, Inc. Cvt.
    5.50%, 2/1/2007                                         1,500        1,095
Regeneron Pharmaceutical, Inc. Cvt.
    5.50%, 10/17/2008                                         430          456
(2) 5.50%, 10/17/2008                                       3,000        3,180
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
   (Cost $8,655)                                                         8,033
------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (7.3%)(1)
------------------------------------------------------------------------------
                                                           SHARES
                                                      -----------
Vanguard Index Participation
   Equity Receipts--
   Total Stock Market                                     880,000       93,377

                                                             FACE
                                                           AMOUNT
                                                            (000)
                                                      -----------

FEDERAL HOME LOAN MORTGAGE CORP.
(3) 1.68%, 4/11/2002                                  $     5,000        4,998

REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.92%, 4/1/2002                                        95,664       95,664
------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
   (Cost $188,921)                                                     194,039
------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%)
   (Cost $1,908,893)                                                 2,636,091
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
EQUITY INCOME FUND                                                       (000)
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
------------------------------------------------------------------------------
Other Assets--Note C                                             $     28,144
Liabilities                                                           (12,973)
                                                                 -------------
                                                                 $     15,171
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)                                                $  2,651,262
==============================================================================
* See Note A in Notes to Financial Statements.
* Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 97.3% and 1.8%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.   These   securities  may  be  sold  in   transactions   exempt  from
     registration, normally to qualified institutional buyers. At March 31, 2002, the aggregate value of these securities was $6,482,000, representing 0.2% of net assets.
(3)  Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.


------------------------------------------------------------------------------
                                                                        AMOUNT
                                                                         (000)
------------------------------------------------------------------------------
AT MARCH 31, 2002, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                                                  $  1,900,302
Overdistributed Net Investment Income                                  (1,698)
Accumulated Net Realized Gains                                         25,658
Unrealized Appreciation (Depreciation)--Note F
Investment Securities                                                 727,198
Futures Contracts                                                        (198)
------------------------------------------------------------------------------
NET ASSETS                                                       $  2,651,262
==============================================================================

Investor Shares---Net Assets
Applicable to 100,871,218 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                     $  2,362,858
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                $      23.42
==============================================================================
Admiral Shares--Net Assets
Applicable to 5,874,230 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                     $    288,404
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                       $       49.10
==============================================================================

Statement of Operations

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

                                                             Equity Income Fund
                                                Six Months Ended March 31, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends*                                                     $       29,463
  Interest                                                                1,438
  Security Lending                                                            7
--------------------------------------------------------------------------------
    Total Income                                                 $       30,908
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                             1,983
    Performance Adjustment                                                  369
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                     2,916
      Admiral Shares                                                        212
  Marketing and Distribution
      Investor Shares                                                       153
      Admiral Shares                                                          9
  Custodian Fees                                                             19
  Auditing Fees                                                               6
  Shareholders' Reports
      Investor Shares                                                        35
      Admiral Shares                                                          3
Trustees' Fees and Expenses                                                   1
--------------------------------------------------------------------------------
      Total Expenses                                                      5,706
      Expenses Paid Indirectly--Note D                                     (241)
--------------------------------------------------------------------------------
      Net Expenses                                                        5,465
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    25,443
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                            15,634
  Futures Contracts                                                       8,000
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 23,634
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 173,786
  Futures Contracts                                                       2,124
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        175,910
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $      224,987
================================================================================
* Dividend income and realized net gain (loss) from affiliated companies were $497,000 and $47,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                        EQUITY INCOME FUND
                                        ----------------------------------------
                                            SIX MONTHS                     YEAR
                                                 ENDED                    ENDED
                                         MAR. 31, 2002           SEPT. 30, 2001
                                                 (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                  $      25,443           $       57,434
  Realized Net Gain (Loss)                      23,634                   76,286
  Change in Unrealized Appreciation
    (Depreciation)                             175,910                 (162,233)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                  224,987                  (28,513)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                            (24,577)                 (56,674)
    Admiral Shares                              (2,857)                    (744)
  Realized Capital Gain*
    Investor Shares                            (58,033)                (113,538)
    Admiral Shares                              (5,987)                      --
--------------------------------------------------------------------------------
    Total Distributions                        (91,454)                (170,956)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
    Investor Shares                             59,565                  (47,150)
    Admiral Shares                             114,504                  170,206
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                         174,069                  123,056
--------------------------------------------------------------------------------
  Total Increase (Decrease)                    307,602                  (76,413)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                        2,343,660                2,420,073
--------------------------------------------------------------------------------
  End of Period                          $   2,651,262           $    2,343,660
================================================================================
* Includes fiscal 2001 short-term gain distributions totaling $996,000 that are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


EQUITY INCOME FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED ---------------------------------------------------------
THROUGHOUT EACH PERIOD                              MAR. 31, 2002        2001        2000        1999        1998      1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  22.22    $  24.06    $  24.14    $  22.80    $  22.28  $  17.69
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .233        .539         .62         .64         .64       .64
  Net Realized and Unrealized Gain (Loss)
    on Investments                                          1.817      (.699)         .81        2.20        1.44      5.17
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        2.050      (.160)        1.43        2.84        2.08      5.81
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.250)      (.540)       (.64)       (.67)       (.67)     (.64)
  Distributions from Realized Capital
    Gains                                                  (.600)     (1.140)       (.87)       (.83)       (.89)     (.58)
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.850)     (1.680)      (1.51)      (1.50)      (1.56)    (1.22)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  23.42    $  22.22    $  24.06    $  24.14    $  22.80  $  22.28
===========================================================================================================================

TOTAL RETURN                                                9.46%      -0.81%       6.28%      12.56%       9.54%    34.17%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $  2,363    $  2,182    $  2,420    $  3,009    $  2,378  $  1,948
  Ratio of Total Expenses to
    Average Net Assets                                     0.47%*       0.47%       0.43%       0.41%       0.39%     0.45%
  Ratio of Net Investment Income to
    Average Net Assets                                     2.06%*       2.26%       2.59%       2.59%       2.80%     3.25%
  Portfolio Turnover Rate                                    20%*         31%         36%         18%         23%       22%
===========================================================================================================================
*Annualized.

EQUITY INCOME FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                SIX MONTHS ENDED     AUG. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     MAR. 31, 2002  SEPT. 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   46.57       $  50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .510           .128
  Net Realized and Unrealized Gain (Loss)
    on Investments                                         3.826         (3.301)
--------------------------------------------------------------------------------
    Total from Investment Operations                       4.336         (3.173)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.548)         (.257)
  Distributions from Realized Capital Gains               (1.258)            --
--------------------------------------------------------------------------------
    Total Distributions                                   (1.806)         (.257)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $   49.10       $  46.57
================================================================================

TOTAL RETURN                                               9.55%          -6.31%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $     288       $    162
  Ratio of Total Expenses to Average Net Assets          0.39%**         0.39%**
  Ratio of Net Investment Income to Average Net Assets   2.12%**         2.11%**
  Portfolio Turnover Rate                                  20%**             31%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Newell Associates, John A. Levin & Co., Inc., and Wellington Management Company, llp, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee for John A. Levin & Co., Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee for Wellington Management Company, llp, is subject to quarterly adjustments based on performance relative to the Lipper Equity Income average.

     The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

     For the six months ended March 31, 2002, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund's average net assets before an increase of $369,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2002, the fund had contributed capital of $462,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.46% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2002, these arrangements reduced the fund's expenses by $241,000 (an annual rate of 0.02% of average net assets).

E. During the six months ended March 31, 2002, the fund purchased $378,288,000 of investment securities and sold $240,306,000 of investment securities other than temporary cash investments.

F. At March 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $727,198,000, consisting of unrealized gains of $786,971,000 on securities that had risen in value since their purchase and $59,773,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 2002, the aggregate settlement value of open futures contracts expiring in June 2002 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                             (000)
                                            ------------------------------------
                                               AGGREGATE             UNREALIZED
                               NUMBER OF      SETTLEMENT           APPRECIATION
FUTURES CONTRACTS         LONG CONTRACTS           VALUE         (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                        143         $41,084                  $(277)
S&P MidCap 400 Index                  40          10,849                     79
--------------------------------------------------------------------------------

G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                        SIX MONTHS ENDED         YEAR ENDED
                                          MARCH 31, 2002     SEPTEMBER 30, 2001
                                    --------------------  ----------------------
                                      AMOUNT      SHARES    AMOUNT        SHARES
                                       (000)       (000)     (000)         (000)
--------------------------------------------------------------------------------
Investor Shares
 Issued                             $226,143       9,906  $437,097       18,343
 Issued in Lieu of Cash
   Distributions                      74,763       3,371   152,961        6,646
 Redeemed                           (241,341)    (10,605) (637,208)     (27,383)
                                    --------------------------------------------
  Net Increase (Decrease)--
   Investor Shares                    59,565       2,672   (47,150)      (2,394)
                                    --------------------------------------------
Admiral Shares
 Issued                              114,913       2,401   170,841        3,492
 Issued in Lieu of Cash
   Distributions                       7,722         166       620           14
 Redeemed                             (8,131)       (171)   (1,255)         (28)
                                    --------------------------------------------
  Net Increase (Decrease)--
   Admiral Shares                    114,504       2,396   170,206        3,478
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C)2002 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q652 052002

VANGUARD(R) GROWTH EQUITY FUND
SEMIANNUAL REPORT * MARCH 31, 2002

STOCK

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

CONTENTS

Letter from the Chairman                                  1

Report from the Adviser                                   5

Fund Profile                                              8

Glossary of Investment Terms                              9

Performance Summary                                      10

Financial Statements                                     11

Advantages of Vanguard.com                               19

SUMMARY

*    Vanguard  Growth  Equity Fund  returned  13.5% during the first half of its
     2002  fiscal  year,   surpassing  the  performances  of  both  its  average
     competitor and "best fit" benchmark.

* The broad stock market rallied as the economy seemed to pull out of recession.

* The fund benefited from its sizable holding in technology stocks--the same strategy that cost it dearly in fiscal 2001.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD(R) GROWTH EQUITY FUND returned 13.5% during the six months ended March 31, 2002, matching the return of the broad market and surpassing the returns of the fund's average competitor and the benchmark Russell 1000 Growth Index.

     The table below displays the total returns of your fund and its benchmarks. For more information about the components of your fund's return, please see the table on page 4.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  MARCH 31, 2002
--------------------------------------------------------------------------------
VANGUARD GROWTH EQUITY FUND                                                13.5%
Average Large-Cap Growth Fund*                                             10.8
Russell 1000 Growth Index                                                  12.2
Wilshire 5000 Index                                                        13.5
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

STOCKS REBOUNDED

The U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 13.5% during the six months ended March 31, as investors recovered from the shock of the September 11 terrorist attacks. Small-capitalization stocks led the rebound, returning a stellar 25.9% (as measured by the Russell 2000 Index). Mid-cap stocks recorded similar gains. Large-cap stocks, which account for roughly 90% of the market's total capitalization, returned 11.9% (the Russell 1000 Index).

     Growth and value stocks in each size range provided similar results during the half-year. Among large-cap stocks, for example, growth-oriented shares--those that command high prices in relation to their earnings or book values--gained 12.2%. Large-cap value stocks returned 11.8%. The most pronounced difference in returns by investment style occurred among small-caps: Small-cap value stocks returned 27.9%, while small-cap growth stocks returned 23.7%.

     The major international markets also enjoyed a strong six months. The MSCI EAFE Index recorded a double-digit return in local currencies. As a result of the dollar's persistent strength, however, the index returned only 7.5% to U.S.-based investors.

ECONOMIC GROWTH RESUMED

The rising stock market reflected economic improvement. After shrinking for the first time in a decade in the third quarter of 2001, the U.S. economy expanded in the final three months of the year. For the first quarter of 2002, growth in real (inflation-adjusted) gross domestic product was estimated at an annual rate of

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2002
                                                    ----------------------------
                                                      SIX        ONE        FIVE
STOCKS                                             MONTHS       YEAR      YEARS*
--------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)                     11.9%       0.9%       10.3%
Russell 2000 Index (Small-caps)                     25.9       14.0         9.5
Wilshire 5000 Index (Entire market)                 13.5        2.5         9.8
MSCI EAFE Index (International)                      7.5       -8.5         1.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                          0.1%       5.4%        7.6%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index                  0.1        3.5         6.2
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                           1.1        3.1         4.8
================================================================================
CPI
Consumer Price Index                                 0.3%       1.5%        2.2%
--------------------------------------------------------------------------------
*Annualized.
STOCKS
BONDS
CPI


5.8%. By one business group's reckoning, the production of goods and services may have hit its low point in November. If so, the Conference Board said, the recession that officially began in March 2001 would have been "the mildest in U.S. history."

     Considerable fuel for the economic recovery came from the Federal Reserve Board. The central bank lowered its target for short-term interest rates three times during the six-month period. The final reduction left the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--at a 40-year low of 1.75%. Inflation remained dormant, making the Fed's aggressive action possible. After-tax corporate profits, however, were nearly 11% lower in the fourth quarter of 2001 than they had been one year earlier.

BONDS STRUGGLED

Bonds did not welcome the economic recovery. The Lehman Brothers Aggregate Bond Index, a measure of the taxable investment-grade U.S. bond market, returned a slight 0.1%, as falling prices almost fully offset interest payments.

     Bond prices fell because interest rates rose, except for those on very short-term money market securities. (Indeed, money market investors found themselves looking at some of the lowest returns in years owing to the Fed's rate-cutting, which pushed the yield of the 3-month Treasury bill down 59 basis points to 1.78% as of March 31.) The divergent moves of bond and money market yields were due at least in part to investors' expectation of future Fed rate hikes. The yield of the 10-year Treasury note surged 81 basis points to end the period at 5.40%.


--------------------------------------------------------------------------------
THE GROWTH EQUITY FUND'S SIZABLE STAKE IN TECHNOLOGY WAS THE BIGGEST CONTRIBUTOR TO ITS FINE SIX-MONTH PERFORMANCE. THE FUND ALSO CAPITALIZED ON THE STRONG PERFORMANCE OF STOCKS WITHIN THE CONSUMER DISCRETIONARY SECTOR.
--------------------------------------------------------------------------------

TECHNOLOGY'S COMEBACK

During the first half of its 2002 fiscal year, the Growth Equity Fund benefited from the same strategy that cost it dearly in fiscal 2001. Then, technology shares were among the stock market's worst performers. During the past six months, however, the fund's sizable stake in technology was the biggest contributor to its fine performance. Compared with its benchmark index, which also has a heavy weighting in technology, the Growth Equity Fund distinguished itself with excellent stock selection--a credit to Turner Investment Partners, your fund's adviser.

     The fund also capitalized on the strong performance of stocks within the consumer discretionary sector--the retailers, restaurants, and other businesses that thrived as consumer spending remained surprisingly strong in the face of economic weakness. Compared with the broad market and the benchmark index, Growth Equity devoted a greater portion of its assets to these stocks.


--------------------------------------------------------------------------------
ALTHOUGH WE'RE PLEASED TO REPORT STRONG RETURNS FOR THE PAST SIX MONTHS, WE REMIND YOU THAT THE FUND'S AGGRESSIVE INVESTMENT STRATEGY ENTAILS SIGNIFICANT RISK. ANY LONG- TERM REWARDS WILL ACCRUE ONLY TO SHAREHOLDERS WHO CAN HANG ON THROUGH THE TOUGH TIMES.
--------------------------------------------------------------------------------

HANDLE WITH CARE

Although we're pleased to be able to report strong returns for the past six months, we caution you to remember that Growth Equity's aggressive investment strategy--rapid trading in volatile, fast-growing companies--entails significant risk, a reality made clear during the fund's very tough fiscal 2001.

     Although future returns are unpredictable, we can make two claims with certainty. First, the Growth Equity Fund will remain volatile, with any long-term rewards accruing only to shareholders who can hang on through the bad times. And second, the fund will strive to minimize the corrosive effect of costs on your capital. The Growth Equity Fund's annualized expense ratio--operating costs as a percentage of average net assets--is just 0.72%. The fund's average competitor charges 1.47%, or more than twice your fund's expense ratio. All else being equal, lower costs mean higher returns.

ONE COMPONENT OF A BALANCED PROGRAM

Vanguard Growth Equity Fund's aggressive character makes it most appropriate as just one component of a broadly diversified portfolio. We advise investors to develop a mix of stock, bond, and money market funds appropriate for their risk tolerance, financial circumstances, and financial goals. Once you've devised such a plan, stay the course.

     Thank you for entrusting your hard-earned money to us. We look forward to reporting to you six months hence.

Sincerely,




/S/ John J. Brennan
John J. Brennan
Chairman and Chief Executive Officer

April 11, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: SEPTEMBER 30, 2001-MARCH 31, 2002

                                                                DISTRIBUTIONS
                                                                  PER SHARE
                                                             -------------------
                                 STARTING        ENDING         INCOME   CAPITAL
                              SHARE PRICE   SHARE PRICE      DIVIDENDS     GAINS
--------------------------------------------------------------------------------
Vanguard Growth Equity Fund         $8.23         $9.34          $0.00     $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

The six-month period ended March 31, 2002, provided a classic example of how Vanguard Growth Equity Fund can be expected to perform in both up and down markets for growth stocks. In the first three months of the period, the stock market rallied from its September lows, and Growth Equity reaped a double-digit gain (indeed, all of its positive return for the six-month period). In the next three months, however, the stock market was lackluster, growth stocks were distinctly out of favor, and Growth Equity registered a loss. For the six months, the fund gained 13.5%, outperforming the Standard & Poor's 500 Index's 11.0% return and the Russell 1000 Growth Index's 12.2% advance.

     In general, the Growth Equity Fund tends to perform relatively well in rising markets and relatively poorly in falling markets. We buy the stocks of companies whose earnings are expected to exceed analysts' expectations. Those stocks typically have relatively high price/earnings ratios, and they tend to decline when investor sentiment turns negative. Conversely, as investors become more optimistic about the earnings outlook for corporate America, valuations matter less, and those same stocks tend to lead market upswings.

     After an optimistic start, the market environment turned gloomy during the first half of our fiscal year. Investors were skittish about two key issues:
Whether the prices of growth stocks fully reflected the anticipated improvement in corporate earnings and whether possible interest rate increases by the Federal Reserve Board would curb the stock market's return potential. In light of those concerns, the investor optimism that prevailed at the start of our fiscal year gave way to a wait-and-see attitude about earnings, and investors avoided premium-priced growth stocks. Growth Equity's holdings, which were more richly valued than those of its benchmark index, the Russell 1000 Growth Index, proved to be especially out of favor.

     For the entire six-month period, six of the fund's sector positions outperformed their corresponding index sectors. Contributing the most to our relative performance were our technology holdings, constituting about 28% of the fund on average: They gained 30%, versus a 27% rise for the index sector. Within technology, we owned software, semiconductor, and data-storage stocks, all of which did especially well.

     Our 2% weighting in energy stocks was the biggest detractor from our relative return. Those holdings registered a 9% gain, but underperformed the index sector. Among energy stocks, we were overweighted in

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM RESULTS CAN BE ACHIEVED BY EMPHASIZING STOCKS THAT HAVE ABOVE-AVERAGE EARNINGS PROSPECTS.
--------------------------------------------------------------------------------
power-technology stocks (alternative fuel companies), which did poorly. Investors shied away from those stocks because of their above-average prices in a still-tenuous earnings environment.

     In absolute terms, our technology holdings posted the highest return in the period. Conversely, our 2% weighting in utilities/communications holdings produced the sole sector loss, at -19%. This loss was much less than that sustained by the index's utilities/communications sector. Our telecommunications holdings were responsible for the decline, reflecting the generally anemic demand and pricing power for telecommunications equipment, the still-substantial inventories industrywide, and the uncertain outlook for capital spending on equipment and services by businesses.

     We continue to think the probability is high that corporate earnings will improve markedly in 2002, especially since companies' year-over-year comparisons will be pegged to such a low base. Strong earnings growth, in turn, will drive the market higher. We see signs that some companies reporting good earnings are beginning to be rewarded with higher stock prices. That's quite a change from last year, when even the best growth companies--companies that met Wall Street's earnings expectations--had their stocks beaten up. We think the market, as it inevitably does, will come around to reinforcing our investment philosophy that earnings expectations drive stock prices.

     It's particularly significant--and encouraging--that the number of downward earnings revisions has declined in recent months. According to our research, when earnings revisions hit bottom--and we think they are in the midst of bottoming now--an earnings recovery follows shortly thereafter.

     For its part, Growth Equity is emphasizing stocks of companies in such industries as semiconductors, data storage, software, paper, and media/advertising, whose earnings tend to lead an economic recovery. For instance, we think the earnings of semiconductor companies should improve, in part because semiconductor inventories are at a ten-year low. The bears point out that some semiconductor markets, such as telecommunications equipment, are weak, but they aren't taking into account the growing demand for semiconductors in many other markets, from automotive parts to defense to video games. The bigger players are the first to benefit from a reviving economy. We like the leading data-storage companies because they are in a market that's doubling every year. As we've pointed out repeatedly, data storage is booming because, although companies can postpone buying new computers, in the digital age they can't stop producing a staggering amount of data, which must be stored somewhere. And we continue to think the leading software companies will grow faster than the tech sector as a whole, so we remain heavily invested in them.

     Our investment strategy has also been influenced by the changes to the sector weightings of the Russell 1000 Growth Index since 2000. Our policy is that Growth Equity's sector weightings must resemble those of its benchmark index. So if the Russell 1000 Growth Index has a roughly 10% weighting in the financial services sector (as it did on March 31, 2002), Growth Equity will likewise have a similar weighting in that sector. As a result of the recent index changes, we've increased Growth Equity's holdings in financial services and consumer staples stocks and reduced its technology-related holdings. We think these changes will lower the volatility of the fund going forward.


BOB TURNER, CHAIRMAN AND CHIEF INVESTMENT OFFICER
TURNER INVESTMENT PARTNERS

April 11, 2002

FUND PROFILE                                                AS OF MARCH 31, 2002
  FOR GROWTH EQUITY FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                             BEST       WILSHIRE
                                                 FUND        FIT*           5000
--------------------------------------------------------------------------------
Number of Stocks                                   81         539          5,948
Median Market Cap                              $30.8B      $78.3B         $32.8B
Price/Earnings Ratio                            58.9x       42.4x          32.6x
Price/Book Ratio                                 5.1x        6.0x           3.3x
Yield                                            0.0%        0.8%           1.3%
Return on Equity                                20.6%       26.2%          22.0%
Earnings Growth Rate                            13.5%       17.2%          12.5%
Foreign Holdings                                 3.3%        0.0%           0.0%
Turnover Rate                                  238%**          --             --
Expense Ratio                                 0.72%**          --             --
Cash Investments                                 0.2%          --             --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Cisco Systems, Inc.                                                         5.0%
  (computer hardware)
Pfizer, Inc.                                                                4.1
  (pharmaceuticals)
Intel Corp.                                                                 3.9
  (electronics)
Home Depot, Inc.                                                            3.3
  (retail)
Johnson & Johnson                                                           3.3
  (pharmaceuticals)
Wal-Mart Stores, Inc.                                                       3.2
  (retail)
General Electric Co.                                                        2.7
  (conglomerate)
American International Group, Inc.                                          2.2
  (insurance)
Wyeth                                                                       2.1
  (pharmaceuticals)
PepsiCo, Inc.                                                               2.0
  (beverage)
--------------------------------------------------------------------------------
Top Ten                                                                    31.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                       BEST             WILSHIRE
                                            FUND       FIT*      FUND       5000
--------------------------------------------------------------------------------
R-Squared                                   0.89       1.00      0.80       1.00
Beta                                        1.18       1.00      1.59       1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                                 BEST   WILSHIRE
                                                       FUND      FIT*       5000
--------------------------------------------------------------------------------
Auto & Transportation                                  0.8%      0.8%       2.3%
Consumer Discretionary                                21.0      15.1       15.0
Consumer Staples                                       7.6       7.8        6.9
Financial Services                                    10.3      10.5       21.0
Health Care                                           25.4      25.1       13.9
Integrated Oils                                        1.0       0.1        3.8
Other Energy                                           1.1       2.1        2.2
Materials & Processing                                 0.8       0.6        3.5
Producer Durables                                      2.8       2.8        3.9
Technology                                            25.1      26.1       15.1
Utilities                                              1.4       1.7        7.3
Other                                                  2.7       7.3        5.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap      Large
Style           Growth
--------------------------------------------------------------------------------

*Russell 1000 Growth Index.
**Annualized.

                                                           (PICTURE OF COMPUTER)
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF MARCH 31, 2002
  FOR GROWTH EQUITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) MARCH 11, 1992-MARCH 31, 2002

                         FUND          INDEX
           1992           1.9           4.7
           1993          26.6             6
           1994            -3           5.8
           1995          20.6          32.2
           1996          22.9          21.4
           1997          32.6          36.3
           1998          10.7          11.1
           1999          38.2          34.9
           2000          51.1          23.4
           2001         -55.9         -45.6
          2002*          13.5          12.2

*Six months ended March 31, 2002.
Note: See Financial Highlights table on page 16 for capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

                                                                TEN YEARS
                                            ONE   FIVE   -----------------------
                         INCEPTION DATE    YEAR  YEARS   CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Growth Equity Fund            3/11/1992  -4.79%  9.13%    10.55%   0.32%  10.87%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to share-holders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH EQUITY FUND                                       SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.8%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (0.8%)
  Harley-Davidson, Inc.                                112,540     $      6,204

CONSUMER DISCRETIONARY (21.0%)
  Home Depot, Inc.                                     521,593           25,355
  Wal-Mart Stores, Inc.                                403,200           24,712
  Interpublic Group of Cos., Inc.                      303,760           10,413
* Cendant Corp.                                        539,650           10,361
* Accenture Ltd.                                       359,610            9,602
* Clear Channel Communications, Inc.                   170,910            8,786
* Federated Department Stores, Inc.                    191,810            7,835
  Omnicom Group Inc.                                    79,330            7,489
* Viacom Inc. Class B                                  152,720            7,387
* USA Networks, Inc.                                   201,060            6,388
* International Game Technology                         92,840            5,786
* eBay Inc.                                             98,520            5,579
* Apollo Group, Inc. Class A                            84,870            4,545
* Starbucks Corp.                                      190,990            4,418
* Lamar Advertising Co. Class A                        107,160            4,353
* TMP Worldwide, Inc.                                  116,060            4,001
* Kohl's Corp.                                          55,810            3,971
  Starwood Hotels & Resorts Worldwide, Inc.            105,090            3,952
* Univision Communications Inc.                         91,300            3,835
* Yahoo! Inc.                                          175,420            3,240
                                                               -----------------
                                                                   $    162,008
                                                               -----------------

CONSUMER STAPLES (7.6%)
  PepsiCo, Inc.                                        295,010           15,193
  General Mills, Inc.                                  213,181           10,414
  ConAgra Foods, Inc.                                  420,270           10,192
  Procter & Gamble Co.                                  89,800            8,090
* Safeway, Inc.                                        136,630            6,151
  Sysco Corp.                                          160,450            4,785
* Whole Foods Market, Inc.                              87,620            4,003
                                                               -----------------
                                                                   $     58,828
                                                               -----------------

FINANCIAL SERVICES (10.2%)
  American International Group, Inc.                   237,060           17,102
  Citigroup, Inc.                                      238,440           11,808
  First Data Corp.                                     107,560            9,385
* SunGard Data Systems, Inc.                           226,310            7,461
  Charles Schwab Corp.                                 547,970            7,173
* Affiliated Computer Services, Inc. Class A           118,860            6,672
  The Goldman Sachs Group, Inc.                         64,410            5,813
  SEI Corp.                                            122,780            5,256
  Capital One Financial Corp.                           67,590            4,315
* Fiserv, Inc.                                          91,120            4,190
                                                               -----------------
                                                                   $     79,175
                                                               -----------------

HEALTH CARE (25.3%)
  BIOTECH RESEARCH & PRODUCTION (4.2%)
  Baxter International, Inc.                           230,220           13,703
* IDEC Pharmaceuticals Corp.                           172,450           11,089
* Genentech, Inc.                                      157,600            7,950

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
GROWTH EQUITY FUND                                       SHARES            (000)
--------------------------------------------------------------------------------
  DRUGS & PHARMACEUTICALS (17.1%)
  Pfizer, Inc.                                         806,669     $     32,057
  Johnson & Johnson                                    388,350           25,223
  Wyeth                                                 248,310          16,302
  Abbott Laboratories                                  241,771           12,717
* Forest Laboratories, Inc.                            117,860            9,629
* King Pharmaceuticals, Inc.                           255,095            8,931
  Cardinal Health, Inc.                                118,750            8,418
  AmerisourceBergen Corp.                              113,010            7,719
* MedImmune Inc.                                       179,730            7,069
* Gilead Sciences, Inc.                                116,760            4,202

  ELECTRONICS-MEDICAL SYSTEMS (0.5%)
* Varian Medical Systems, Inc.                          99,670            4,077

  HEALTH & PERSONAL CARE (0.8%)
* Anthem, Inc.                                         104,180            5,998

  HEALTH CARE FACILITIES (1.7%)
* Tenet Healthcare Corp.                               108,590            7,278
* Quest Diagnostics, Inc.                               74,890            6,205

  MEDICAL & Dental Instruments & Supplies (1.0%)
* St. Jude Medical, Inc.                               100,240            7,734
                                                               -----------------
                                                                   $    196,301
                                                               -----------------

INTEGRATED OILS (1.0%)
  Murphy Oil Corp.                                      82,890            7,957
                                                               -----------------
OTHER ENERGY (1.1%)
* Weatherford International, Inc.                      178,090            8,482
                                                               -----------------

MATERIALS & Processing (0.8%)
  Masco Corp.                                          220,780            6,060
                                                               -----------------

PRODUCER DURABLES (2.8%)
* Applied Materials, Inc.                              207,850           11,280
* KLA-Tencor Corp.                                     156,800           10,427
                                                               -----------------
                                                                   $     21,707
                                                               -----------------
TECHNOLOGY (25.1%)
  COMPUTER SERVICES SOFTWARE & SYSTEMS (3.9%)
* PeopleSoft, Inc.                                     279,890           10,224
* Veritas Software Corp.                               190,440            8,347
* SAP AG                                               203,190            7,558
* Symantec Corp.                                        95,190            3,923

  COMMUNICATIONS TECHNOLOGY (5.1%)
* Cisco Systems, Inc.                                2,300,790           38,952

  COMPUTER TECHNOLOGY (3.2%)
* Dell Computer Corp.                                  423,650           11,062
* NVIDIA Corp.                                         175,330            7,778
* Network Appliance, Inc.                              302,960            6,174

ELECTRONICS-SEMICONDUCTORS/COMPONENTS (12.9%)
  Intel Corp.                                          996,610     $     30,307
* Taiwan Semiconductor Manufacturing Co. Ltd. ADR      583,140           12,100
  Texas Instruments, Inc.                              353,220           11,692
* Xilinx, Inc.                                         268,440           10,700
* Analog Devices, Inc.                                 220,960            9,952
* Micron Technology, Inc.                              296,150            9,742
* Marvell Technology Group Ltd.                        167,090            7,319
* National Semiconductor Corp.                         119,640            4,031
* United Microelectronics Corp.                        371,260            3,954
                                                               -----------------
                                                                   $    193,815
                                                               -----------------
UTILITIES (1.4%)
  Vodafone Group PLC ADR                               297,080            5,475
* Cox Communications, Inc. Class A                     131,690            4,957
                                                               -----------------
                                                                   $     10,432
                                                               -----------------
OTHER (2.7%)
 General Electric Co.                                  565,848           21,191
                                                               -----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $747,988)                                                       772,160
--------------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT
                                                          (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.91%, 4/1/2002--Note G
  (COST $7,434)                                         $7,434            7,434
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%) (COST $755,422)                              779,594
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      3,532
Liabilities--Note G                                                      (9,170)
                                                               -----------------
                                                                   $     (5,638)
                                                               -----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 82,869,443 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $773,956
================================================================================

NET ASSET VALUE PER SHARE                                                 $9.34
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
AT MARCH 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                     $1,330,665           $16.06
Accumulated Net Investment Loss                           (349)              --
Accumulated Net Realized Losses                       (580,532)           (7.01)
Unrealized Appreciation--Note F                         24,172              .29
--------------------------------------------------------------------------------
NET ASSETS                                           $ 773,956           $ 9.34
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              GROWTH EQUITY FUND
                                                 SIX MONTHS ENDED MARCH 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 1,693
  Interest                                                                   55
  Security Lending                                                            8
--------------------------------------------------------------------------------
    Total Income                                                          1,756
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             1,468
    Performance Adjustment                                                 (585)
  The Vanguard Group--Note C
    Management and Administrative                                         1,647
    Marketing and Distribution                                               72
  Custodian Fees                                                             11
  Auditing Fees                                                               6
  Shareholders' Reports                                                      31
--------------------------------------------------------------------------------
    Total Expenses                                                        2,650
    Expenses Paid Indirectly--Note D                                       (771)
--------------------------------------------------------------------------------
    Net Expenses                                                          1,879
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               (123)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (52,538)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                              132,775
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $ 80,114
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                            GROWTH EQUITY FUND
                                                          ----------------------
                                                     SIX MONTHS             YEAR
                                                          ENDED            ENDED
                                                  MAR. 31, 2002   SEPT. 30, 2001
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income (Loss)                          $ (123)          $ (841)
  Realized Net Gain (Loss)                             (52,538)        (520,888)
  Change in Unrealized Appreciation (Depreciation)     132,775         (182,798)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         80,114         (704,527)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                      --               --
  Realized Capital Gain                                      --               --
--------------------------------------------------------------------------------
    Total Distributions                                      --               --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                               191,548          839,976
  Issued in Lieu of Cash Distributions                       --               --
  Redeemed                                            (123,204)        (428,136)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                                68,344          411,840
--------------------------------------------------------------------------------
  Total Increase (Decrease)                            148,458         (292,687)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  625,498          918,185
--------------------------------------------------------------------------------
End of Period                                         $773,956         $625,498
================================================================================

1Shares Issued (Redeemed)
  Issued                                                20,019           62,660
  Issued in Lieu of Cash Distributions                       --               --
  Redeemed                                             (13,178)         (35,795)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding        6,841           26,865
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

GROWTH EQUITY FUND
-------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED  ----------------------------------------------------
THROUGHOUT EACH PERIOD                         MARCH 31, 2002       2001      2000*       1999       1998      1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $8.23     $18.68     $15.88     $12.87     $16.64    $17.03
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                            --       (.01)      (.01)      (.05)      (.05)     (.03)
  Net Realized and Unrealized Gain (Loss)
    on Investments                                      1.11     (10.44)      7.33       4.66       1.10      4.23
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    1.11     (10.45)      7.32       4.61       1.05      4.20
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     --         --         --         --         --        --
  Distributions from Realized Capital Gains                --         --     (4.52)     (1.60)     (4.82)    (4.59)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                        --         --     (4.52)     (1.60)     (4.82)    (4.59)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $9.34     $ 8.23     $18.68     $15.88     $12.87    $16.64
===================================================================================================================

TOTAL RETURN                                           13.49%    -55.94%     51.07%     38.15%     10.71%    32.61%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                     $774       $625       $918       $143        $98      $100
Ratio of Total Expenses to Average Net Assets         0.72%**      0.77%      0.74%      0.96%     1.04%+    1.02%+
Ratio of Net Expenses to Average Net Assets--Note D   0.51%**      0.59%      0.72%      0.92%      1.00%     0.96%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                (0.03%)**    (0.10%)    (0.19%)    (0.42%)    (0.42%)   (0.25%)
Portfolio Turnover Rate                                238%**       357%       303%       328%       250%      178%
===================================================================================================================
*Turner Growth Equity Fund reorganized into Vanguard Growth Equity Fund effective June 12, 2000.
**Annualized.
+Expense ratios before waivers and reimbursements of expenses were 1.12% in 1998 and 1.05% in 1997.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Net investment losses that are applied to reduce required capital gain distributions are reclassified to accumulated net realized loss; net investment losses in excess of the amount of capital gains available for distribution are reclassified to paid-in capital.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index. For the six months ended March 31, 2002, the investment advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before a decrease of $585,000 (0.16%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2002, the fund had contributed capital of $135,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.14% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2002, these arrangements reduced the fund's expenses by $771,000 (an annual rate of 0.21% of average net assets).

E. During the six months ended March 31, 2002, the fund purchased $930,130,000 of investment securities and sold $855,823,000 of investment securities other than temporary cash investments.

     At  September  30,  2001,  the  fund  had  available   realized  losses  of
$526,052,000 to offset future net capital gains of $39,077,000 through September 30, 2009, and $486,975,000 through September 30, 2010.

F. At March 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $24,172,000, consisting of unrealized gains of $52,126,000 on securities that had risen in value since their purchase and $27,954,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at March 31, 2002, was $7,346,000, for which the fund held cash collateral of $7,434,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using VANGUARD.COM. On our website, you can:

* Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.

* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt  Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by
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(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q5442 052002